SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material under Rule 14a-12

HYPERCOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2851 W. Kathleen Road
Phoenix, Arizona 85053

April 5, 2004

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Hypercom Corporation at 9:00 am on Wednesday, May 19, 2004 at the Company’s corporate headquarters in Phoenix, Arizona. Information regarding the meeting is presented on the following pages.

In addition to the formal items of business to be brought before the meeting, you will have an opportunity to hear a report by Hypercom’s management regarding your Company. You will also have an opportunity to direct your questions to our management team.

Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. Please indicate your voting instructions and sign, date and mail the enclosed proxy card. A postage-paid return envelope for your proxy card is enclosed.

If you are unable to attend the Annual Meeting, you may listen to a live broadcast, which will be available from Hypercom’s website at www.hypercom.com. A replay can also be accessed on the website shortly after the conclusion of the meeting.

Thank you for your continued support of Hypercom. I look forward to seeing you on May 19th.

Sincerely

C. S. Alexander
Chairman, Chief Executive Officer and President

HYPERCOM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

What:	The 2004 Annual Meeting of Stockholders of Hypercom Corporation

When:	May 19, 2004, at 9:00 a.m., Phoenix time

Where:	Hypercom Corporation Headquarters 2851 W. Kathleen Road Phoenix, Arizona 85053

Why:	At the meeting, stockholders will act on the following matters:
• Election of two directors, each for a term of two years; and
• Any other matters that properly come before the meeting.

     Only stockholders of record at the close of business on April 2, 2004 are entitled to vote at the meeting or any postponement or adjournment of the meeting. We have enclosed a copy of our Annual Report to Stockholders covering the fiscal year ended December 31, 2003 which includes audited financial statements, and our Proxy Statement.

     All stockholders are encouraged to attend the Annual Meeting. However, if you cannot attend the Annual Meeting in person, please promptly register your vote to ensure you are represented at the Annual Meeting.

     Please vote as soon as possible. We have enclosed a postage-paid envelope for your convenience if you choose to use the enclosed proxy card.

     If you attend the Annual Meeting, you may still vote in person at the meeting even if you previously returned or voted a Proxy.

     IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Registration and seating will begin at 8:00 a.m. Parking is available. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, cell phones and other electronic devices will not be permitted at the meeting other than those operated by Hypercom or its designees.

     Your vote is important. In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-paid envelope.

By Order of the Board of
Directors,

Douglas J. Reich
Corporate Secretary

Phoenix, Arizona
April 5, 2004

HYPERCOM CORPORATION
2851 West Kathleen Road
Phoenix, Arizona 85053

PROXY STATEMENT

     This Proxy Statement contains information related to the Hypercom Corporation (“Hypercom”) 2004 Annual Meeting of Stockholders. The annual meeting will be held on May 19, 2004 at 9:00 a.m., Phoenix time, at Hypercom Corporation Headquarters, 2851 W. Kathleen Road, Phoenix, Arizona or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by Hypercom’s Board of Directors. The proxy materials relating to the annual meeting are first being mailed on or about April 9, 2004 to stockholders entitled to vote at the meeting.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of Directors. In addition, our management will report on the activities of Hypercom during the fiscal year ended December 31, 2003 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 2, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who may attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration and seating will begin at 8:00 a.m. The meeting begins at 9:00 a.m. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the meeting other than those operated by Hypercom or its designees.

     Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting Hypercom to conduct its business at the annual meeting. As of the record date, 50,872,404 shares of common stock of Hypercom were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     You can vote on matters to come before the meeting in two ways:

•	You can attend the annual meeting and cast your vote in person; or

•	You can vote by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendation of the Board of Directors.

What if I vote and then change my mind?

     You may revoke your proxy at any time before it is exercised by:

•	filing with Hypercom’s Corporate Secretary a notice of revocation; or

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

     Your last vote will be the vote that is counted.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with a description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for election of the nominees for directors (see page 3).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The two nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum. A “broker non-vote” (discussed below) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

     Effect of Broker Non-Votes. If you hold your shares in “street name” through a broker or other nominee, your broker or nominees may elect not to exercise voting discretion with respect to one or more of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who will pay the cost of this proxy solicitation?

     Hypercom will pay the costs of soliciting proxies from stockholders. In addition to the solicitation of stockholders of record by mail, proxies may be solicited by telephone, facsimile, personal contact, and similar means by Directors, officers or employees of Hypercom, none of whom will be specifically compensated for such activities. Hypercom will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the common stock and to obtain proxies.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

For Term Expiring at 2006 Annual Meeting

     Hypercom’s Board of Directors currently consists of five members. The Directors are divided into two classes, with each class serving for a two-year period.

     At the annual meeting, two Class I Directors will be elected. The two persons listed below are nominated for election as Directors. Nominees will be elected to serve until the 2006 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified or their resignation or removal, whichever first occurs.

     Each of the nominees has consented to serve a two-year term. If any of the nominees should become unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Nominees for Election as Directors

Class I

Norman Stout, 46	Director since 2003

Norman Stout has been a Director of Hypercom since April 1, 2003. Mr. Stout has been Executive Vice President and Chief Administrative Officer of Inter-Tel, Incorporated, Phoenix, Arizona, a business communications provider, and President of Inter-Tel Software and Services, since June 1998. He served as a director of Inter-Tel from 1994 to 1998. Mr. Stout was Chief Operating Officer of Oldcastle Architectural Products in 1998, President of Oldcastle Architectural West from 1996 to 1998, and President of Oldcastle’s Superlite Block subsidiary from 1993 to 1998. He was Chief Executive Officer of Boorhem-Fields, Inc., a Dallas, Texas, manufacturer of crushed stone, from 1990 to 1993, and its Chief Financial Officer from 1986 to 1990. Mr. Stout is a Certified Public Accountant, and was employed by Coopers & Lybrand from 1982 to 1986. Mr. Stout received a Bachelor of Business Administration degree in accounting from Texas A&M University and an MBA from the University of Texas.

Daniel D. Diethelm, 41	Director since 2004

Daniel Diethelm has served as a Director of Hypercom since January 2004, when he was elected by the Board to fill the vacancy resulting from the death of Jane Evans. He previously served as a Director of Hypercom from August 2001 to May 2003. Since 2003, Mr. Diethelm has served as President of 4Group, LLC, which originates and funds alternative investments for the account of its owners and other investors. Since 1998, Mr. Diethelm has also served as Managing Partner of Sudan Funding, LLC, which acts as a manager, investor and consultant primarily in turnaround situations. Mr. Diethelm has served on the board of directors of Western International University since June 2001. From January 2000 to January 2001, Mr. Diethelm was the President and Chief Executive Officer of Aeropower Resources, Inc., a Rolls-Royce model 250 gas turbine Authorized Maintenance Center and FAA repair station. From 1991 to 2000, Mr. Diethelm served as Chief Executive Officer of Sebec Corporation, a management, investment and consulting firm. Mr. Diethelm also served as Chief Operating Officer and Senior Analyst at Gould Research, Inc., a registered investment advisor and investment management software and database development company, from 1984 to 1991, and as a member of the Gould Research, Inc. board of directors from 1986 to 1991. Mr. Diethelm has been a Chartered Financial Analyst since 1986 and received a Bachelor of Science Business Administration in Finance from the University of Arizona.

The Board of Directors unanimously recommends a vote FOR election of each of the foregoing Director nominees.

Continuing Directors

     The following is a list of Class II Directors whose terms expire in 2005:

Christopher S. Alexander, 55	Director since 2000

Christopher Alexander has been Chief Executive Officer and President, and a Director of Hypercom, since November 1, 2000, and Chairman, since July 25, 2002. He joined Hypercom in 1993 as Chief Operating Officer of Hypercom International, a position he held for five years. In 1998, he was named Executive Vice President, Global Operations, Hypercom Corporation. In July 1999, he became President, Hypercom Transaction Systems Group, where he was responsible for worldwide point-of-sale (POS) and multi-lane markets. In addition, Mr. Alexander has over 20 years of senior management experience in communications and data storage. He received a B.S. degree in Industrial Management from Georgia Institute of Technology and an MBA from Georgia State University.

William C. Keiper, 53	Director since 2000

William Keiper has been a Director of Hypercom since April 12, 2000. He was Chairman of the Audit Committee of the Board of Directors from May 21, 2001 to March 1, 2004, when he was designated Lead Director by the Board. Mr. Keiper has served as Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, since 2002 and as Managing Director of Black Diamond Group LLC, a business consulting firm since 2003. From 1998 to 2002, Mr. Keiper served as President of Martin Wolf Securities LLC, a mergers and acquisitions firm serving middle market IT services, consulting and e-commerce companies. From 1997 to 1998, Mr. Keiper served as Managing Director of Software Equity Group, LLC, a software and Internet technology mergers, acquisitions and strategic consulting firm. Mr. Keiper was an officer and member of the Board of Directors of Artisoft, Inc., a publicly-held software company that develops and markets computer telephony and communications software from 1993 to 1997, serving as Chief Executive Officer from 1993 to 1997, and as Chairman of the Board from 1995 to 1997. From 1986 to 1993, Mr. Keiper held variety of executive positions with MicroAge, Inc., a publicly held distributor and integrator of information technology products and services, including President and Chief Operating Officer. Mr. Keiper currently serves on the Boards of Directors of several high technology companies, including JDA Software, Inc., a publicly-held software company that provides solutions for the retail industry, and Smith Micro Software, Inc., a publicly-held developer and marketer of wireless communication and eBusiness software products and services, and Zones, Inc., a publicly-held direct marketing reseller of IT products. Mr. Keiper received a Bachelor of Science Degree in Business (finance major) from Eastern Illinois University, a Juris Doctorate degree from Arizona State University and a Masters Degree in International Management from the Thunderbird American Graduate School of International Management.

Jock Patton, 58	Director since 1999

Jock Patton, a private investor, has been a Director of Hypercom since January 19, 1999, and was Lead Director from November 1, 2000 to March 1, 2004. From 1999 to 2001, he was CEO and a Director of Rainbow Multimedia Group, Inc., a producer of digital entertainment. From 1992 to 1997, Mr. Patton served as a director and the President of StockVal, Inc., a registered investment advisor providing securities analysis software and proprietary data to mutual funds, major money managers and brokerage firms worldwide. From 1972 to 1992, Mr. Patton was a Partner in the law firm of Streich Lang where he founded and headed the Corporate/Securities Practice Group. Mr. Patton currently serves as a Director of JDA Software Group, Inc. and Swift Transportation Co., Inc., and is Lead Trustee of the funds composing the ING Funds family of mutual funds with aggregate invested assets in excess of $30 billion. Mr. Patton is also a director of several privately held companies. Mr. Patton received a B.A. Degree in Political Science and a law degree from the University of California.

Compensation of Directors

     Annual retainer and meeting fees. Directors who are not Hypercom employees (the Outside Directors) are each paid a $5,000 retainer fee each quarter for services as Director, including attending one Board meeting and one committee meeting per quarter, and $1,250 for each additional Board meeting attended in person or by telephone during each quarter. Each Outside Director receives $500 for attending a committee meeting not held on the same day as a Board meeting. No separate compensation is paid for attending committee meetings on the same day as a Board meeting. In addition to the foregoing, the Lead Director receives $50,000 per year for serving in such capacity.

     Options. Under our Nonemployee Directors’ Stock Option Plan, each newly elected Outside Director receives an option to purchase 6,250 shares of common stock. Each Outside Director also receives an option to purchase 6,250 shares of common stock each year. These options vest and become exercisable one year after date of grant, permitting the holder to purchase shares at their fair market value on the date of grant. Pursuant to the Plan, on February 12, 2003, options to purchase 6,250 shares at the exercise price of $3.52 per share were granted to each nonemployee director. Unless earlier terminated, forfeited or surrendered pursuant to the Plan, each option granted will expire on the tenth anniversary date of the grant.

     Expenses. Each Outside Director is also reimbursed for reasonable expenses incurred in connection with attendance at each Board and Board committee meeting.

CORPORATE GOVERNANCE

Effective corporate governance is essential to maintain public trust and confidence in our business. Hypercom’s Board of Directors has adopted Corporate Governance Principles and Practices and a Code of Ethics to guide the Board and our management and employees in the exercise of their responsibilities. These policies provide a framework for the proper operation of our company, consistent with our stockholder’s best interests.

Hypercom’s Board is committed to diligently exercising its oversight responsibilities and managing Hypercom’s affairs consistent with the highest principles of business ethics, and in accordance with the corporate governance requirements of both applicable law and the New York Stock Exchange (“NYSE”). This section provides a discussion of the steps that Hypercom has taken to fulfill this commitment.

Independence of Directors

The Board has determined that the following Directors have no material relationship with Hypercom and are independent consistent with the standards set forth in Section 303A of the NYSE’s Listed Company Manual: Daniel Diethelm, William Keiper, Jock Patton and Norman Stout. Based on these standards, four of the five members of the Board of Directors are independent Directors, and the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee are composed entirely of independent Directors.

Board Committees and Director Meetings

     Board Meetings. The Board of Directors held four regular meetings and nine special meetings during 2003. The Board of Directors has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. Directors are expected to devote sufficient time to properly prepare for and attend meetings of the Board, its committees and executive sessions. Each Director attended 75% or more of the meetings of the Board and of the Committees on which he or she served.

     Meetings of the Outside Directors. In addition to the Board and committee meetings, the Outside Directors met two times in 2003, in connection with regularly scheduled Board meetings, without management present.

     The Audit Committee. The Audit Committee, currently composed of Daniel Diethelm, Chairman, William Keiper, Jock Patton and Norman Stout, met four times during 2003. The Audit Committee assists the Board in fulfilling its oversight responsibilities to stockholders, the investment community, and others for monitoring: (1) the quality and the integrity of Hypercom’s financial statements; (2) Hypercom’s compliance with ethical policies contained in Hypercom’s Code of Ethics, and legal and regulatory requirements; (3) the independence and qualifications of Hypercom’s independent auditors; and (4) the performance of Hypercom’s internal audit function and the independent auditors The Audit Committee also selects and engages independent auditors to audit Hypercom’s books, records and accounts, reviews the scope of the audits, and establishes policy in connection with Hypercom’s internal audit activities. The Audit Committee also pre-approves all audit and non-audit services provided by the independent audits. See “Audit Committee Report” below for further information. Each Audit Committee member is an independent Director and satisfies the financial literacy requirements set forth in the NYSE corporate governance standards. The Board has determined that William Keiper satisfies the requirement for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission.

     Compensation Committee. The Compensation Committee, currently composed of Norman Stout, Chairman, Daniel Diethelm, William Keiper and Jock Patton, met four times during 2003. Each member of the Compensation Committee is an independent Director as set forth in the NYSE corporate governance standards. The Compensation Committee is responsible for approving all executive compensation agreements and administering Hypercom’s stock option and employee stock purchase plans. A further discussion regarding the nature and scope of the Compensation Committee’s responsibilities is set forth below under “Executive Compensation – Compensation Committee Report on Executive Compensation.”

     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee was created with the adoption of the Nominating/Corporate Governance Committee Charter in February 2004 and is currently composed of Norman Stout, Chairman, Daniel Diethelm, William Keiper and Jock Patton. Each member of the Nominating/Corporate Governance Committee is an independent Director as set forth in the NYSE corporate governance standards. The Nominating/Corporate Governance Committee’s responsibilities include: (1) assisting the Board in identifying individuals qualified to become Board members, (2) selecting and recommending to the Board nominees for the next annual meeting of stockholders, (3) developing and recommending to the Board a set of Corporate Governance Principles and Practices applicable to Hypercom, (4) overseeing the evaluation of the Board and management, and (5) recommending to the Board director nominees for the Compensation Committee and the Audit Committee.

     Committee Charters. Each of the Audit Committee, Compensation Committee and the Nominating/Corporate Governance Committee has adopted its own charter as required by NYSE corporate governance standards. These charters are available on the Corporate Governance portion of Hypercom’s website at www.hypercom.com. A copy of the Audit Committee Charter is as attached as Appendix I to this Proxy Statement.

Director Nominee Criteria and Process

The Board of Directors is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee believes that the criteria for director nominees should ensure effective corporate governance, support Hypercom’s strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board’s effectiveness, and support the successful recruitment of qualified candidates for the Board.

In evaluating prospective candidate or current Board members for nomination or re-nomination, the Nominating/Corporate Governance Committee considers the following: (1) character, including reputation for personal integrity and adherence to high ethical standards, (2) judgment, (3) knowledge and experience in leading a successful company, business unit, or other institution, and (4) business acumen—all in the context of an assessment of the needs of the Board at that point in time. The Nominating/Corporate Governance Committee also considers a candidate’s or current Board member’s other board commitments or job responsibilities in assessing whether he or she would be able to devote the time and attention necessary to be an effective Director of Hypercom.

The Nominating/Corporate Governance Committee may receive recommendations for Board candidates from various sources, including Hypercom’s directors, management and stockholders. Director candidates recommended by Hypercom’s stockholders will be considered using the same criteria the Nominating/Corporate Governance Committee uses to assess all potential candidates. A stockholder wishing to nominate a candidate to be elected to the Board at the 2005 Annual Meeting of Stockholders should send written notice of his or her intention to do so to the Nominating/Corporate Governance Committee, c/o Corporate Secretary, Hypercom Corporation, 2851 West Kathleen Road, Phoenix, Arizona 85053. To be timely, the nomination must be received no later than January 19, 2005, which is 120 days prior to the anniversary of our 2004 Annual Meeting of Stockholders. The notice of nomination is required to contain information about both the nominee and the stockholder making the nomination, including information sufficient to allow the Nominating/Corporate Governance Committee to determine if the candidate meets its criteria for Board membership. Hypercom may require that the proposed nominee furnish other information to determine that person’s eligibility to serve as a director. A nomination that does not comply with the above procedure will not be considered for presentation at the Annual Meeting or for any vacancies arising on the Board between Annual Meetings.

When a vacancy occurs on the Board, the Nominating/Corporate Governance Committee recommends to the Board a nominee to fill the vacancy. As provided in the Nominating/Corporate Governance Committee’s charter, the Board elects a new director when a vacancy occurs between Annual Meetings of Stockholders. The Nominating/Corporate Governance Committee also annually evaluates and recommends to the Board nominees for election as directors at Hypercom’s Annual Meeting of Stockholders.

The Nominating/Corporate Governance Committee has the authority to retain a search firm to identify and recruit director candidates meeting the criteria specified by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee did not retain a search firm or pay any fees to identify or recruit director candidates in 2003.

Daniel Diethelm and Norman Stout, the two persons nominated for election as Directors at the 2004 Annual Meeting are current directors and have been recommended by the Nominating/Corporate Governance Committee, which is composed entirely of Outside Directors, and nominated by the Board.

Communications with Stockholders.

Stockholders may communicate with the Board of Directors by submitting an email to the Corporate Secretary at corporatesecretary@hypercom.com, or by writing to the Board of Directors at Hypercom Corporation, Attention: Corporate Secretary, 2851 West Kathleen Road, Phoenix, Arizona 85053. Communications received electronically or in writing will be distributed to the Chairman of the Board or such other Board member(s), as appropriate, depending on the facts and circumstances outlined in the communications received.

Hypercom does not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Stockholders, but strongly encourages Directors to attend. We make every effort to schedule our Annual Meeting of Stockholders at a time and date to permit attendance by Directors, taking into account the Directors’ schedules and the timing requirements of applicable law. Chris Alexander and Jock Patton attended the 2003 Annual Stockholders Meeting.

Other Corporate Governance Policies

     Corporate Governance Policies. The Board of Directors adopted Corporate Governance Principles and Practices in 2004 to comply with revised NYSE corporate governance standards. These policies guide Hypercom and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director compensation and evaluations, director orientation and education, director access to management, Board access to outside financial, business and legal advisors, and management development and succession planning. These policies are available on the Hypercom’s website at www.hypercom.com.

     Code of Ethics. Hypercom has a Code of Ethics (the “Code”) that applies to all Hypercom’s directors, executive officers and employees, including the chief executive officer, chief financial officer, and the principal accounting officer and controller. The Code is available on the Corporation’s website at www.hypercom.com.

     Lead Director. Jock Patton served as Lead Director of the Board during 2003. Effective March 1, 2004, the Board elected William Keiper as the Lead Director of the Board. The Lead Director chairs executive session meetings of non-management directors, among other responsibilities. The non-management directors are scheduled to meet in executive session without the presence of management at least quarterly.

     Whistleblower Procedures. Hypercom’s Code of Ethics contains procedures for the receipt, retention and treatment of complaints received by Hypercom regarding accounting, internal accounting controls or auditing matters and to address employee concerns about unethical or unlawful behavior that may come to an employee’s attention. Hypercom has established a hot line available to all employees to facilitate anonymous reporting of any questionable activities. No such reports were received during 2003.

     Disclosure Committee. Hypercom has established a Disclosure Committee composed of members of management to assist Hypercom in fulfilling its obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing its periodic securities filings. Daniel Diethelm serves as the Board representative on the Disclosure Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees Hypercom’s financial reporting process on behalf of its Board of Directors. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the annual report with management. As part of its review, the Audit Committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, and not just the acceptability, of Hypercom’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Hypercom including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits and quarterly reviews. The Audit Committee meets in person on a quarterly basis with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Hypercom’s internal controls, and the overall quality of its financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also approved the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2004.

AUDIT COMMITTEE
Daniel Diethelm, Chairman
William Keiper, Lead Director
Jock Patton
Norman Stout

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is composed entirely of independent Directors. See “Corporate Governance – Board of Directors and Board Committees – Compensation Committee.” The Board designates the members and the Chairman of the Committee. The Compensation Committee is responsible for establishing and administering the policies governing annual compensation, stock option awards, restricted stock awards and long-term incentive awards.

     Executive Compensation Philosophy. In determining executive compensation, the Compensation Committee employs compensation policies designed to align compensation with Hypercom’s overall business strategy, values and management initiatives. These policies are intended to:

•	Attract and retain executives whose abilities are considered essential to Hypercom’s long-term success and competitiveness through Hypercom’s executive compensation programs.

•	Support a performance-oriented environment that rewards achievement of internal company goals and recognizes company performance compared to the performance of similarly situated companies through the annual payment of cash bonuses.

•	Reward executives for long-term strategic management and the enhancement of stockholder value through stock option, restricted stock and long-term incentive awards.

In 2003, the Compensation Committee engaged an outside compensation consultant to assist it in assessing the Hypercom’s executive compensation programs and determining appropriate compensation for its executives. The goals of this study were to assess Hypercom’s compensation philosophy, to determine an appropriate peer group for comparison, and to assess the structure of Hypercom’s executive compensation programs and the level of compensation paid to Hypercom’s executives.

     Base Salary. Salary ranges and individual base salaries for executive officers are reviewed annually. In determining individual base salaries, the Compensation Committee considers the scope of the executive’s job responsibilities, individual contributions, market conditions, Hypercom’s salary guidelines, budget and current compensation as compared to peer companies.

     Annual Incentives. Annual incentives are based on performance measured against goals contained in Hypercom’s annual budget and business plan as approved by the Board of Directors and established at the beginning of the year. These goals include financial goals based on objective standards, and may include measures such as operating profits, earnings before taxes, and earnings per share, as well as non-financial strategic goals that improve the longer-term capabilities and performance of the Company.

     Long-Term Incentives – For the past several years, the Company’s primary long-term incentive program has been the awarding of stock options. Restricted stock has been used on a periodic basis, primarily for retention of key executives. Going forward, the Company expects to reduce the number of stock options to be granted to key executives and to increase the number of restricted shares, with a significant portion of such restricted shares being performance-based.

Factors in determining long-term incentive awards include the specific responsibilities of the executive, individual contributions, market factors, and the Company’s stock price.

For a description of the material terms of stock option grants pursuant to the long term incentive plans in 2003, see the table entitled “Option/SAR Grants in Last Fiscal Year.”

     Compensation of CEO. After consultation with an independent consultant, the Compensation Committee recommended and the Board approved an increase in the base salary of Mr. Alexander to $450,000, effective October 22, 2003. This action moved Mr. Alexander’s salary toward the median of the peer companies.

During 2003, the Compensation Committee recommended and the Board approved a cash bonus of $300,000 to Mr. Alexander in recognition of his significant efforts which culminated in the sale of the net assets of the Company’s Golden Eagle Leasing subsidiary to Northern Leasing Systems for $30 million, a price significantly in excess of previous valuations of that business unit.

Also during 2003, the Compensation Committee recommended and the Board authorized a cash bonus of $200,000 to Mr. Alexander provided that the Company achieved earnings per share of $0.05 on a fully diluted basis for the fourth quarter ending December 31, 2003, exclusive of income or loss from discontinued operations and transactions not in the ordinary course of the Company’s business. At its meeting in February 2004, the Board determined that the Company had achieved such performance goal and directed that the Company pay such bonus to Mr. Alexander.

In February 2004, the Committee recommended and the Board of Directors approved a new employment agreement with Mr. Alexander, effective as of October 22, 2003. See “Employment, Severance and Change of Control Agreements – Christopher S. Alexander.”

     Tax Deduction for Executive Compensation. The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers, other than compensation that is “performance-based.” The Compensation Committee concluded that Section 162(m) should not reduce the tax deductions available to the Company and that no changes to the Company’s compensation program were needed in this regard. However, the Compensation Committee may from time to time approve compensation that is not deductible under this Section.

COMPENSATION COMMITTEE
Norman Stout, Chairman
William Keiper, Lead Director
Daniel Diethlem
Jock Patton

EXECUTIVE COMPENSATION

     This section contains charts that show the amount of compensation earned by our Chief Executive Officer and by our other most highly paid executive officers.

Summary Compensation Table

     The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to Hypercom during the fiscal years ended December 31, 2003, 2002 and 2001, of those persons who were, at December 31, 2003, (i) our Chief Executive Officer and (ii) our other three most highly compensated executive officers (collectively, the “Named Executive Officers”).

     In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the named executive officers that are available generally to all of our salaried employees, and except as set forth below, does not include perquisites and other personal benefits received by the named executive officers that do not exceed the lesser of $50,000 or 10% of the officer’s salary and bonus disclosed in this table.

							Long-Term
							Compensation
		Annual Compensation					Awards
								Securities
					Other Annual			Underlying	All Other
Name and		Salary		Bonus	Compensation		Restricted Stock Awards	Options/	Compensation
Principal Position	Year	($)		($)	($)		($)	SARs#	($)
Christopher S. Alexander	2003	$310,000	(1)(2)	$300,000 (3)	$34,861	(4)	(5)	—	—
Chairman, Chief Executive	2002	$310,000	(2)	—	$35,786	(6)	—	—	—
Officer and President	2001	$310,000	(2)	—	$36,066	(7)	—	600,000	—
John W. Smolak	2003	$300,000		$150,000	$19,835	(9)	—	—	$33,834	(10)
Executive Vice President, and	2002	$201,923		$75,000	$13,633	(11)	—	400,000	$85,318	(12)
Chief Financial and
Administrative Officer (8)
Jairo Gonzalez	2003	$300,000		$312,256	$51,529	(13)	—	—	—
President, Hypercom	2002	$300,000		$275,765	$69,981	(14)	—	—	—
Transaction Systems Group	2001	$300,000		—	$51,894	(15)	—	—	—
Douglas J. Reich	2003	$183,092		$25,000	$14,425	(17)	—	—	—
Senior Vice President,	2002	$175,000		$12,500	$13,633	(18)	—	—	—
General Counsel, Chief	2001	$25,577		—	$2,766	(19)	—	100,000	—
Compliance Officer and
Corporate Secretary (16)

(1)	Does not include a salary increase to $450,000 pursuant to Mr. Alexander’s employment agreement dated February 4, 2004 and effective as of October 22, 2003.

(2)	Includes $60,000 of deferred salary.

(3)	Does not include a $200,000 incentive bonus paid in March 2004 with respect to the achievement of a company performance goal for the fourth quarter of 2003.

(4)	Includes a car allowance of $19,835, and a housing allowance of $15,026.

(5)	Does not include a restricted stock grant of 60,000 shares of common stock pursuant to Mr. Alexander’s employment agreement dated February 4, 2004 and effective as of October 22, 2003.

(6)	Includes a car allowance of $18,745, and a housing allowance of $17,041.

(7)	Includes a car allowance of $18,892, and a housing allowance of $17,174.

(8)	Mr. Smolak became an executive officer of Hypercom on April 22, 2002.

(9)	Includes a car allowance of $19,835.

(10)	Includes a relocation expense reimbursement and related benefits of $33,834.

(11)	Includes a car allowance of $13,633.

(12)	Includes a relocation expense reimbursement and related benefits of $85,318.

(13)	Includes a car allowance of $18,898, and a housing allowance of $32,631.

(14)	Includes a car allowance of $29,855, a housing allowance of $34,082, and a non-cash award valued at $6,044.

(15)	Includes a car allowance of $18,115, and a housing allowance of $33,779.

(16)	Mr. Reich became an executive officer of Hypercom on November 1, 2001.

(17)	Includes a car allowance of $14,425.

(18)	Includes a car allowance of $13,633.

(19)	Includes a car allowance of $2,766.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003.

Potential Realizable Value
at Assumed
Annual Rates of Stock Price
	Individual Grants				Appreciation for Option Term
	Number of	Percent of Total
	Securities	Options Granted	Exercise or
	Underlying Options	to Employees in	Base Price	Expiration
Name	Granted	2003	($/Sh)	Date	5%($)	10%($)
Christopher S. Alexander	—	—	—	—	—	—
John W. Smolak	—	—	—	—	—	—
Jairo Gonzalez	—	—	—	—	—	—
Douglas J. Reich	—	—	—	—	—	—

Aggregated Option/SAR Exercises In Last Fiscal Year
and Fiscal Year-End Option/SAR Values

     The following table sets forth information concerning the value of each Named Executive Officer’s unexercised options at December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options/SARs at		In-The-Money Options/
	Acquired		Fiscal Year-End		SARs at Fiscal Year-End(1)
	On	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher S. Alexander	—	—	507,001	416,999	$378,001	$378,000
John W. Smolak	—	—	175,000	225,000	$10,250	$30,750
Jairo Gonzalez	—	—	1,395,000	30,000	$378,000	—
Douglas J. Reich	—	—	72,220	27,780	—	—

(1)	Options are considered “in the money,” if the fair market value of the underlying securities exceeds the exercise price of the option. At December 31, 2003, the closing sale price of our common stock was $4.76.

Equity Compensation Plan Information

We maintain the Long-Term Incentive Plan (the “Long-Term Plan”), the 2000 Broad-Based Stock Incentive Plan (the “Broad-Based Plan”), the Nonemployee Directors’ Stock Option Plan (the “Nonemployee Directors’ Plan”), and the 1997 Employee Stock Purchase Plan (the “ESPP”), pursuant to which we may grant equity awards to eligible persons. Additionally, we have entered into an individual arrangement outside of the equity plans with Jairo Gonzalez (the “Gonzalez Options”), providing for the award of options to purchase Hypercom common stock.

The following table gives information as of December 31, 2003, regarding equity awards under our Long-Term Plan, the Broad-Based Plan, the Nonemployee Director’s Plan, the ESPP, and Mr. Gonzalez’s equity arrangement.

			Number of securities
			remaining available
			for future issuance
	Number of securities to		under equity
	be issued upon exercise	Weighted-average exercise	compensation plans
	of outstanding options	price of outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,866,009 shares (1)	$8.16	2,227,275 shares (2)
Equity compensation plans not approved by security holders (3)	5,553,943 shares (3)	$5.37	2,160,716 shares

Total	9,419,952 shares	$6.51	4,387,991 shares

(1)	Issuable under the Long-Term Plan and the Nonemployee Director’s Plan.

(2)	Includes 262,576 shares available for purchase under the ESPP.

(3)	Issuable under the Broad-Based Plan, and the Gonzalez options.

     See Note 16 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2003 for a description of our Broad-Based Plan, which does not require approval of and has not been approved by our stockholders.

     The Gonzalez Options include non-Plan options granted to Mr. Gonzalez on January 1, 1997 to purchase 1,075,000 shares of our common stock at the exercise price of $6.40 per share. These options are fully vested. The options may be exercised by Mr. Gonzalez for a period of 90 days following termination of his employment (except for cause). The options expire on June 1, 2007.

Employment, Severance and Change of Control Agreements

     Christopher S. Alexander. We employ Christopher S. Alexander as Chief Executive Officer under an Employment Agreement dated February 4, 2004 that is effective as of October 22, 2003 and expires on February 28, 2007. In addition to the information found elsewhere in this proxy statement, this agreement provides for:

•	Minimum annual base salary of $450,000, of which $60,000 is deferred pursuant to a Deferred Compensation Agreement;

•	Eligible to receive bonus compensation of up to 60% of base salary subject to achievement of performance goals set by the Board of Directors;

•	A grant of 60,000 restricted shares of Hypercom common stock effective as of February 4, 2004, which will vest in three increments of 20,000 each on October 22 of each of the years 2005, 2006 and 2007; provided, however, that if the term of the agreement is not extended by mutual agreement, or otherwise superceded by a mutually acceptable agreement, effective on or before February 27, 2007, all shares of restricted stock that have not previously vested will vest on February 27, 2007. Vesting of each installment of restricted stock is subject to the condition that Mr. Alexander is an employee of the Company on the vesting date for such installment. Any of the restricted stock that has not already vested immediately will vest upon a Change in Control, as defined. Additional restricted stock grants may be made in the discretion of the Board of Directors;

•	Car allowance and golf club membership;

•	Participation in our benefit plans and certain other fringe benefits;

•	One year covenant not to compete, and not to solicit Hypercom employees or consultants, following termination of employment, including completion of the term of the agreement or any consulting agreement;

•	Lump sum severance payment equal to two times his then current salary, acceleration of all his in-the-money Hypercom options with a minimum 90 day exercise period following termination, and 18 months of paid COBRA benefits, if he is terminated without cause, or the term of the Agreement expires and is not extended by mutual agreement, or otherwise superceded by a mutually acceptable agreement, which extension or superceding agreement is effective on or before February 28, 2007; and

•	Termination by Hypercom for cause, or by Mr. Alexander upon voluntary resignation.

     John W. Smolak. We have agreed to pay John W. Smolak salary continuance for 12 months if Hypercom terminates his employment for any reason other than for cause, pursuant to the terms of his offer of employment.

     Other Executive Officers. We intend to review the desirability of entering into employment agreements with other executive officers or key employees from time to time in the future.

Change of Control.

Hypercom’s Broad-Based Plan and Nonemployee Directors’ Plan provide that upon a “Change of Control”, as defined, all outstanding options and other awards under such Plans shall become fully exercisable and all restrictions on outstanding awards shall lapse. In addition, participants in the Plans may exercise their options prior to the occurrence of the event constituting the change of control.

Hypercom’s Long-Term Plan provides that upon a “Change of Control”, as defined, the Board of Directors may, in their sole discretion, cause all outstanding awards to become fully exercisable and all restrictions on outstanding awards to lapse. In addition, participants in the Plan may be allowed to exercise awards prior to the occurrence of the event otherwise terminating the awards, over such period as the Board may determine. The Board may also cause all outstanding awards to terminate, provided that the surviving or resulting corporation tenders substantially equivalent options to the participants.

STOCK PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of (i) our common stock, (ii) the Nasdaq Stock Index, and (iii) a selected peer group index, from November 13, 1997 (the date of our initial public offering) through December 31, 2003 (the end of our fiscal year). The peer group was selected on an industry basis and includes:

•	Total Systems Services Inc.	•	Concord EFS

•	First Data Corporation	•	Transaction System Architects, Inc.

•	NDC Health Corporation	•	Checkfree Corporation

•	MICROS Systems, Inc.	•	Nova Corporation

•	CyberCash, Inc.	•	NCR Corp.

     The graph assumes that $100 was invested on November 13, 1997, the date of our initial public offering, in our common stock and in each of the comparison indices, and assumes all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of March 17, 2004 the number and percentage of outstanding shares of common stock beneficially owned by each person known to beneficially own more than 5% of such stock, by each Director and Named Executive Officer of Hypercom and by all Directors and executive officers of Hypercom as a group.

	Shares
	Beneficially	Percentage
Name and Address of Beneficial Owner(1)	Owned	Owned
Christopher Alexander (2)	680,001	1.3%
John W. Smolak (3)	250,000	*
Jairo Gonzalez (4)	1,245,000	2.5%
Douglas J. Reich (5)	83,332	*
Jock Patton (6)	148,500	*
William Keiper (7)	25,000	*
Daniel Diethelm	0	*
Norman Stout (8)	6,250	*
Pequot Capital Management, Inc. (9)	3,590,300	7.1%
JANA Partners LLC (10)	2,679,900	5.3%
Dimensional Fund Advisors Inc. (11)	3,438,337	6.8%
Perry Corp. (12)	3,886,900	7.6%
All directors and executive officers as a group (8 persons) (13)	2,438,083	4.8%

*	Represents less than 1% of our outstanding common stock.
(1)	This information regarding beneficial ownership of our common stock by certain beneficial owners and management of Hypercom is as of March 17, 2004. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through exercise of any option, warrant, or right. Shares of common stock subject to options, warrants, or rights currently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such options, warrants, or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 50,845,864 shares of common stock outstanding as of March 17, 2004. The persons named in the table, to our knowledge, have sole voting and sole dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder. Unless otherwise noted, the address of each of the listed stockholders is 2851 West Kathleen Road, Phoenix, Arizona 85053.

(2)	Includes options to purchase 669,001 shares of our common stock.

(3)	Includes options to purchase 250,000 shares of our common stock.

(4)	Includes options to purchase 1,245,000 shares of our common stock.

(5)	Includes options to purchase 83,332 shares of our common stock.

(6)	Includes options to purchase 137,500 shares of our common stock.

(7)	Includes options to purchase 25,000 shares of our common stock.

(8)	Includes options to purchase 6,250 shares of our common stock.

(9)	Includes 3,590,300 shares beneficially held by Pequot Management, Inc. The address of Pequot Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880.

(10)	Includes 2,679,900 shares beneficially held by JANA Partners LLC. The address of JANA Partners LLC is 526 Pacific Avenue, San Francisco, CA 94133. Barry Rothstein and Gary Claar, the principals of JANA Partners LLC, exercise voting and investment power of the shares held by JANA Partners LLC.

(11)	Includes 3,438,337 shares beneficially held by Dimensional Fund Advisors, Inc. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(12)	Includes 3,886,900 shares beneficially held by Perry Corp. The address of Perry Corp. is 599 Lexington Avenue, New York, NY 10022. Richard Perry exercises sole voting and investment power over the shares held by Perry Corp.

(13)	Includes options to purchase 2,416,083 shares of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Hypercom officers and Directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Hypercom maintains a compliance program to assist its officers and directors in making these filings. We believe that Hypercom’s executive officers and directors timely complied with their filing requirements for 2003.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     In fiscal 1997, the Company made a non-interest bearing loan to George Wallner, the Company’s former Chief Strategist and former principal stockholder, in the principal amount of $749,000, and to Paul Wallner, a former principal stockholder, in the principal amount of $749,000. The outstanding balance on these notes is included as a separate component of Stockholders’ Equity. During the year ended December 31, 2002, the Company received cash repayments of $160,500 from George Wallner and $160,500 from Paul Wallner, for a total of $321,000. The remaining outstanding balances on these notes were repaid in March 2004.

     In August 2003, Hypercom’s co-founders, Paul and George Wallner, each sold 7 million shares of their personal holdings of Hypercom common stock to institutional investors. The Company registered these shares for resale by the institutional investors. These transactions diversified our shareholder base and addressed market concerns over potential large block sales. In connection with the sale, George Wallner resigned from our Board of Directors. Hypercom did not purchase any of the securities sold in these transactions and did not pay any of the legal fees or other costs incurred by the Wallners as a result of the transactions.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has selected Ernst & Young LLP as Hypercom’s independent auditors for the fiscal year ended December 31, 2004. Representatives of Ernst & Young are expected to be present at the annual meeting, will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions from stockholders.

     The Audit Committee pre-approves and reviews audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence. For additional information concerning the Audit Committee and its activities with Ernst & Young, see “Report of the Audit Committee.”

Fees Paid to Ernst & Young

     The following table shows the fees that we paid or accrued for the audit, audit-related, tax and other services provided by Ernst & Young for fiscal years 2003 and 2002.

	2003	2002
Audit Fees	$719,000	$828,000
Audit-Related Fees	48,000	32,000
Tax Fees	45,000	13,000
All Other Fees	—	—

Total	$812,000	$873,000

     Audit Fees. This category includes fees associated with the annual audit, reviews of the Company’s quarterly reports on Form 10-Q, and statutory audits required internationally. This category also includes assistance with the review of SEC registration statements and advice on audit and accounting matters that arose during, or as a result of, the annual audit or the review of interim financial statements.

     Audit-Related Fees. This category includes fees associated with employee benefit plan audits, internal control reviews, accounting consultations, and attestation services that are not required by statute or regulation.

     Tax Fees. This category includes fees associated with tax return preparation, tax advice and tax planning.

     All Other Fees. This category includes fees for support and advisory services that are not audit, audit-related or tax services. There were no such other fees in 2003 or 2002.

STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholder Proposals for the 2005 Proxy Statement. Any stockholder satisfying the Securities and Exchange Commission (“SEC”) requirements and wishing to submit a proposal to be included in our proxy statement for the 2005 Annual Meeting of Stockholders should submit the proposal in writing to our Corporate Secretary, 2851 West Kathleen Road, Phoenix, Arizona 85053. Generally, such notice would have to be received by January 19, 2005 in order to be considered for inclusion in the proxy statement.

     Director Nominees or Other Business for Presentation at the 2005 Annual Meeting. Under our Bylaws, if you wish to nominate Directors or bring other business before the stockholders at the 2005 Annual Meeting of Stockholders:

•	You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates.

•	You must notify our Corporate Secretary in writing no later than January 19, 2005, which is 120 days prior to the anniversary date of our 2004 Annual Meeting of Stockholders.

•	Your notice must contain the following specific information required by our Bylaws:

—	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, or in the case of Director nominees, all arrangements or understanding between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder;

—	the name and record address of such stockholder and, in the case of Director nominees, the name and address of such nominees;

—	the class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and, in the case of Director nominees, by such nominees;

—	a description of all arrangements or understandings between such stockholder and other persons or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, or in the case of Director nominees, all information required by the SEC’s rules and regulations and our Bylaws and, the consent of each nominee to serve as a Director if so elected; and

—	a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     A nomination or other proposal will be disregarded if it does not comply with the above procedures and any additional requirements set forth in our Bylaws. Please note these requirements relate only to the matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC’s requirements to have your proposal included in our proxy statement.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

HYPERCOM CORPORATION

Douglas J. Reich
Corporate Secretary

April 5, 2004

APPENDIX I

HYPERCOM CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.	PURPOSE AND AUTHORITY

     The Audit Committee (the “Committee”) is responsible for assisting the Board of Directors (the “Board”) in fulfilling its oversight responsibilities concerning (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Corporation’s internal audit function and independent auditors. The Committee will fulfill this role by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Corporation’s internal audit function and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to the Corporation’s policies, procedures and practices at all levels. The Audit Committee shall have the sole authority to appoint or replace the independent accountants and shall approve all audit engagement fees and terms and all non-audit engagements with the independent accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities.

     The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process, internal control system and internal audit function.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal audit function.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

•	Review the independent auditor’s qualifications and independence.

•	Review the compliance by the Corporation with legal and regulatory requirements.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•	Make regular reports to the Board.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Corporation’s or the Corporation’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Corporation will provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) compensation to any other advisers employed by the Audit Committee as the Audit Committee deems necessary; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.	COMPOSITION

     The Audit Committee shall be comprised of three or more directors. The members of the Audit Committee shall meet the independence, experience, and financial literacy requirements of the NYSE, including the more rigorous independence requirement for members of the audit committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Chair shall be a “financial expert,” within the meaning of applicable SEC rules. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company’s financial statements consistent with IV.3. below.

IV.	RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW

1.	Review and update this Charter periodically, at least annually, as conditions dictate. The Audit Committee shall annually review the Committee’s own performance.

2.	Review and discuss with management and the independent accountants the Corporation’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as any certification, report, opinion or review rendered by the independent accountants, and recommend whether the audited financial statements shall be included in the Corporation’s Form 10-K.

3.	Review and discuss with management and the independent accountants the Corporation’s quarterly financial statements and Form 10-Q . Review and discuss the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chair of the Committee may represent the entire Committee for purposes of this review.

     INDEPENDENT ACCOUNTANTS

4.	Appoint, retain and oversee the work of the independent accountants (including resolution of disagreements between management and the auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. All independent accounting firms engaged by the Corporation will report directly to the audit committee.

5.	Pre-approve any services provided by the independent accountants. The Audit Committee may delegate this authority to one or more members of the Committee.

6.	Ensure that under no circumstances may the Corporation’s independent accountants provide any of the following services to the Corporation:

(a)	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind

(d)	reports;

(e)	actuarial services;

(f)	internal audit outsourcing services;

(g)	management functions;

(h)	human resources services;

(i)	broker or dealer, investment advisor, or investment banking services;

(j)	legal services; and

(k)	expert services unrelated to the audit.

7.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

8.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

9.	Review the experience and qualifications of the senior members of the independent accountant team.

10.	Obtain and review a report from the independent auditor at least annually regarding (a) the accountant’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountant and the Corporation. Evaluate the qualifications, performance and independence of the independent accountant, including considering whether the accountant’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the accountant’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, as necessary, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the accountants.

11.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent accounting firm itself on a regular basis.

12.	Set clear policies for the Corporation’s hiring of employees or former employees of the independent accountant who were engaged on the Corporation’s account.

13.	Discuss with the independent accountant issues on which the accountant’s national office was consulted by the Corporation’s audit team, and matters of audit quality and consistency.

14.	Meet with the independent accountant prior to the audit to discuss the planning and staffing of the audit.

     FINANCIAL REPORTING PROCESSES

15.	Discuss with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any major issues as to the adequacy of the Corporation’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Corporation’s financial statements.

16.	Discuss with management and the independent accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

17.	Periodically, meet separately with the internal auditors (or other personnel responsible for the internal audit function).

18.	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

     PROCESS IMPROVEMENT

19.	Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

20.	Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

21.	Review any audit problems or difficulties among management and the independent accountants in connection with the preparation of the financial statements, and management’s response.

22.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

     ETHICAL AND LEGAL COMPLIANCE

23.	Establish procedures for:

(a)	The receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

(b)	The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

24.	Review and update periodically the Corporation’s Code of Ethics and ensure that management has established a system to enforce these policies.

25.	Review management’s monitoring of the Corporation’s compliance with the organization’s conduct policies, and ensure that management has the proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

26.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

27.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

28.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

HYPERCOM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — MAY 19, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Christopher S. Alexander and John W. Smolak, and each of them, proxies, with power of substitution, acting unanimously and voting, or if only one is present and voting then that one, to vote the shares of common stock of Hypercom Corporation which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at Hypercom Corporation Headquarters, 2851 West Kathleen Road, Phoenix, Arizona 85053, on Wednesday, May 19, 2004, at 9:00 am, Phoenix, Arizona time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please mark, sign and date the reverse side and
return the proxy card promptly using the enclosed envelope.

1

☐  Mark this box with an X if you have made changes to your name or address above.

1.	ELECTION OF DIRECTORS:

The Board of Directors recommends a vote FOR the listed nominees

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS THAT PROPERLY MAY BE PRESENTED AT THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

Date:	,2004

Signature

Signature

2